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                        SECUUTIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                     FORM 8K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 18, 1997
                                                 --------------------


                             COMPRESSENT CORPORATION
             (Exact name of registrant as specified in its charter)

        Florida                     0-21191               65-0581474
(State or other jurisdiction     (Commission            (IRS Employer
     of incorporation)             File No.)          Identification No.)


                2105 Hamilton Avenue Suite 140, San Jose CA 95125
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)

Registrant's  telephone number, including area code  (408) 879-6600


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ITEM 5. OTHER EVENTS.

         Between December 18, 1997 and December 30, 1997 there were several changes in the directors and officers of the Registrant as follows:

         The following directors and officers resigned:


                 Peter A Whealton - President and Director
                 Abe Qstrovsky - Chairman and Director
                 Fred Chanowski - Director
                 Jeffrey Waxman - Director
                 Lisa D'Alencon - Chief Financial Officer and Secretary Gil Scott - Vice President - Sales and Marketing

         The following were elected as directors and officers as indicated:

         Name                                  Position                                       Date

        Won-Gil Choe                       President, Chief Executive
                                           Officer and Director                     December 30, 1997

        Kenton Chow                        Chief Financial Officer,
                                           Secretary                                December 30, 1997

        John McCracken                     Vice President, OEM
                                           Sales                                    December 30, 1997


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COMPRESSENT CORPORATION



                                       By: /s/ Won-Gil Choe
                                           -----------------------
January 19, 1998                           Won-Gil Choe
                                           President, Chief Executive Officer


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